                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 August 13, 2001
                Date of Report (Date of earliest event reported)



                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


             Nevada                000-29182               11-3292094
         ---------------         ------------          ------------------
         (State or other         (Commission             (IRS Employer
         jurisdiction of         File Number)          Identification No.)
          incorporation)


              43-40 Northern Boulevard, Long Island City, NY 11101
               (Address of principal executive offices) (Zip Code)


      (Registrant's telephone number, including area code): (718) 937-3700


                                       N/A
              -----------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.           OTHER EVENTS

         On August 13, 2001, we issued a press release announcing that our Chairman and Chief Executive Officer, Bruce Bendell, entered into a definitive agreement with Marshall Cogan pursuant to which Mr. Cogan has agreed to acquire approximately two-thirds of Mr. Bendell's equity position in the Company. Details are more fully described in the press release which is hereby incorporated by reference and which is attached hereto as Exhibit 99.2.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS


(c)      Exhibits

         Exhibit No.                Description
         -----------                -----------

         Exhibit 99.2               Press Release dated August 13, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2001

                                          THE MAJOR AUTOMOTIVE COMPANIES, INC.



                                          By:  /s/ Bruce Bendell
                                              ------------------------------
                                              Name:  Bruce Bendell
                                              Title: Chief Executive Officer